UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2017

NISSAN AUTO LEASE TRUST 2017-B

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0001717778

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the SUBI Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT

(Exact name of Issuer as specified in its charter with respect to the SUBI Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE CORPORATION

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-209768-05	38-7192758
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01. Entry into a Material Definitive Agreement

On October 3, 2017, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement, dated as of October 3, 2017 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2017-B (the “Issuing Entity”) in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 Notes (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,250,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (File No. 333-209768). It is anticipated that the Notes will be issued on or about October 10, 2017 (the “Closing Date”).

NILT Inc. (defined below) will create a special unit of beneficial interest (the “2017-B SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “2017-B SUBI Assets”) pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (“NILT, Inc.”), Wilmington Trust Company (“WTC”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as it will be supplemented on the Closing Date by a 2017-B SUBI Supplement (the “2017-B SUBI Supplement”). Also on the Closing Date, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust will enter into a 2017-B SUBI Servicing Supplement, dated as of the Closing Date (the “2017-B SUBI Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2017-B SUBI Assets. In connection with the creation of the 2017-B SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2017-B SUBI (the “2017-B SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2017-B SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2017-B SUBI Certificate to the Issuing Entity pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Issuing Entity, as transferee. The Issuing Entity was created pursuant to a Trust Agreement, dated as of September 22, 2017 as will be amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, National Association (“WTNA”), as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity will cause the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of the Notes. The Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, will enter into that certain Trust Administration Agreement, dated as of the Closing Date (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Leases and the Leased Vehicles. The Notes will be sold to Citigroup Global Markets Inc., as the representative of several underwriters (the “Underwriters”), pursuant to the Underwriting Agreement. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (Commission File No. 333-209768). With respect to the foregoing transactions, the Issuing Entity, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, WTNA, as Owner Trustee, WTC, as Delaware trustee, U.S. Bank, as trust agent, as Indenture Trustee and as Secured Party, will enter into that certain Agreement of Definitions, dated as of the Closing Date (the “Agreement of Definitions”).

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2017-B SUBI Supplement, as Exhibit 10.3 is the 2017-B SUBI Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the SUBI Certificate Transfer Agreement, as Exhibit 10.7 is the Trust SUBI Certificate Transfer Agreement and as Exhibit 10.8 is the Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 3, 2017 by and among NALL II, NMAC and Citigroup Global Markets Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of October 10, 2017, by and between the Issuing Entity, as issuer, U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, to be dated as of October 10, 2017, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, WTNA, as Owner Trustee, WTC, as Delaware trustee, and U.S. Bank, as trust agent, as Indenture Trustee and as Secured Party.

Exhibit 10.2	2017-B SUBI Supplement, to be dated as of October 10, 2017, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, WTC, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2017-B SUBI Servicing Supplement, to be dated as of October 10, 2017, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Issuing Entity, to be dated as of October 10, 2017, by and between NALL II, as transferor, and WTNA, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, to be dated as of October 10, 2017, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	SUBI Certificate Transfer Agreement, to be dated as of October 10, 2017, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.7	Trust SUBI Certificate Transfer Agreement, to be dated as of October 10, 2017, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

Exhibit 10.8	Asset Representations Review Agreement, to be dated as of October 10, 2017, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-back securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2017	NISSAN AUTO LEASING LLC II

	By:	/s/ Riley A. McAndrews
Name: Riley A. McAndrews
Title: Assistant Treasurer